SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported-October 16, 1998):


                       Arrow Automotive Industries, Inc.
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             (Exact name of registrant as specified in its charter)


  Massachusetts                     1-7377                          04-1449115
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(State or other                  (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                       Number)

                           One Arrow Drive, Morrilton, AR 72110
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                  (Address of principal executive offices)

Registrant's telephone number, including are code: (501) 354-0111



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
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         On October 16, 1998, Arrow Automotive Industries, Inc. (the "Company")
filed a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code. The case has been assigned docket number 98-47636-HJB and is pending before United States Bankruptcy Judge Henry J. Boroff in the United States Bankruptcy Court for the District of Massachusetts, Western Division.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Arrow Automotive Industries, Inc.


Dated: October 28, 1998                       By: /s/Kathaleen M. Carroll-Coelho
                                                  ------------------------------
                                                  Kathaleen M. Carroll-Coelho,
                                                  Vice President and Controller